Exhibit 10.10

MERCANTILE DEED OF CONSTITUTION OF “UMBRELLA CAPITAL, SL”.------------------------------------------- -------

NUMBER THREE HUNDRED NINETY EIGHT (398). -----------

In Valencia, my residence, on March twenty-seven, two thousand eighteen.-------------------------------------------

Before me, LUIS CALABUIG DE LEYVA, Notary of the Illustrious College of Valencia.---------------------------------------------- ------------

=== APPEARS ===

MR. ENRIQUE SELVA BELLVIS, of legal age, married, engineer, domiciled for these purposes at 46002-Valencia, calle Xàtiva, number 14-1º-C.

INTERVENES in his own name and right by doing so, In addition, in the name and representation of the company of Spanish nationality named “CROCODILE

INVESTMENT, SL” (Unipersonal), domiciled at 46002- Valencia, Xàtiva street, number 14-1º-C. It was constituted by indefinite period, in a deed granted before the Notary of Valencia, Mr. Santiago Selva Bellvis, on November 8, 2,013, with protocol number 2,342; registered in the Mercantile Registry of Valencia, volume 9712, book 6994, page 14, Section 8, sheet no. V-156.741, 1st inscription.

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Its corporate purpose is made up of the following activities (CNAE main activity 74.90 Other professional activities,scientific and technical nec) : “1. “The purchase and sale of securities and company shares representative of the own funds of resident and non-resident entities in Spanish territory, all with the exception of the provisions of Law 46/1984 of December 26, regulating collective investment institutions, and what is established for securities agencies by Law 24/1988, of the Stock Market, of July 26.

2. Intermediation in the provision of advisory services in financial and economic matters, and the management and direction of companies.

3. The activities of promotion real estate, building, purchase, sale, rental, excluding financial, and possession of property.

4. The purchase and sale of solar plants photovoltaics, the creation of new plants, and their exploitation, being able to carry out said activity either directly or through through investee companies”.---------------------------------------

Acts in his capacity as Sole Administrator of the mentioned company whose appointment, for an indefinite term, and acceptance result from the aforementioned founding deed.

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The identification data (name, legal form, and especially the object and address) have been accredited with a copy authentic deed of incorporation referred to and verified electronically by me, the Notary Public, in the Mercantile Registry. ------

The appearing party, who is in the current exercise of his position, assures me that his powers have not been suspended, revoked, limited or conditioned in any way, that the entity he represents enjoys full legal personality and current capacity to act and that The purpose and registered office of the company have not changed. And I, the Notary, consider that he has sufficient powers to grant this deed of CONSTITUTION OF LIMITED SOCIETY-------------------------------------------

BENEFICIAL OWNERSHIP.- I, the Notary, certify, expressly, that I have complied with the obligation to identification of the real owner imposed by Law 10/2010, of 28 April, the result of which is recorded in the Minutes granted on the 29th of November 2013, before the Valencia Notary Mr. Santiago Mompó Gimeno, with protocol number 2,520, stating the appearing party has not modified the result contained in the same. -------------------------------------------

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COMMERCIAL REGISTRY QUERY.- COMMERCIAL REGISTRY CONSULTATION.- Made the consultation by me, the Notary, through the Internet in the Mercantile Registry, I verify the name, legal form, and especially the object and domicile of the company. -

Printed of said information I leave incorporated to this matrix. -------------------------------------------

I identified him by his identity document previously reviewed. -------------------------------------------

It has, in my opinion, the necessary legal capacity to grant this deed of INCORPORATION OF LIMITED COMPANY and consequently: ________________

=== EXPOSE ===

I.- Foundational will and CIF-----------------------------------

That it is the will and intention of the founding member to establish a limited liability company and Spanish nationality, still pending to obtain the CIF, of which I warn of necessity, as well as that you must provide it to the Notary necessarily for tax reporting purposes coming. -------------------------

For the purposes of the provisions of article 13 of the Law on Sociedades de Capital the founding partner, through its representative in this act, certifies that the Company constituted as a Sole Proprietorship.

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II.- And formalizes a limited company constitution contract according to the following,--------------------------------------------- ------

=== STIPULATIONS ===

FIRST.- Constitution. ___________

The company “CROCODILE INVESTMENT, SLU” founded and hereby constitutes a limited liability company and of Spanish nationality called “UMBRELLA CAPITAL, SL”, which will have as its purpose, address, duration and date of beginning of social operations those that are determined in the Statutes attached to this deed. -----------------------------------------

SECOND.- Regime. ______________

The Company will be governed by the Statutes which, extended on seven sheets of common paper, are read by the member founder, approves and signs them at the end, and they are incorporated into this writing for its notarization, as I do, leaving integrated and forming part of it.-------------------------------

In all matters not expressly provided for by the statutes, the company will be governed by the provisions of the Consolidated Text of the Capital Companies Law approved by Royal Decree Legislative 1/2010, of July 2; by Law 3/2009, of April 3, of Structural Modifications and by other provisions applicable laws or those that replace the previous ones. -------------

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THIRD.- Capital stock and shares. ---------------

The share capital is set at the sum of three hundred thousand euros (€300,000.00), divided into thirty thousand shares, equal, cumulative and indivisible, of ten euros (€10.00) of nominal value each of them, numbered consecutively from the one (1) to thirty thousand (30,000), both inclusive. ----------------------

FOURTH.- Contribution and subscription of shares. -

a) Partner and contribution. ____________

The company “CROCODILE INVESTMENT, SLU”, through of his representative in this act, subscribes the thirty thousand shares, numbers one (1) to thirty thousand (30,000), both inclusive, for their combined face value of three hundred thousand euros (€300,000.00). ___________-

In payment of the same, he makes the following contributions NO money to society:-------------------------------------------- ----

1. Two thousand seven hundred (2,700) shares numbered from 301 to 3,000, both inclusive, of the company of Spanish nationality called “SOLAR ROCKET, SL”, incorporated, for an indefinite period, under the name of “DISTRITECH SOLUTIONS, SL” in a deed granted on the 18th of September 2013 before the Notary of Valencia, Mr. José Alicarte Domingo, with protocol number 2,287; domiciled at 46002-Valencia, Xàtiva street, number 14-1º-C; registered in the Mercantile Registry of Valencia, volume 9686 general, page 44, Sheet No. V-155858, 1st entry; and who has been assigned the CIF number B-98569619. ___

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Value of the shares. two hundred two thousand euros (€202,000.00 ).------------------------------------------- ----------------------

In consideration, 20,200 shares are awarded UMBRELLA CAPITAL, SL, numbers 1 to 20,200, both inclusive.

Title.- They belong to you in terms of the numbers from 301 to the 600, both inclusive, for purchase in deed granted the day May 5, 2016 before the notary authorizing the present, with protocol number 472. And, as for the numbers of 601 to 3,000, both inclusive, for purchase in writing granted on November 29, 2013 before the Notary of Valencia Don Santiago Mompó Gimeno, with the number 2,521 of protocol.------------------------------------------------ ------------------------

In this sense, the company “CROCODILE INVESTMENT, SLU”, through its representative in this act, declares that, displaying the company that constitutes the character of society belonging to the same group as the contributor, the contribution that is done is free. -----------------------------------------

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2. Three thousand (3,000) numbered shares of the 1 to 3,000, both inclusive, of the company of nationality company called “GREENTECH SOLUTIONS, SLU”, constituted, for an indefinite period, in a deed granted on the 6th February 2014 before the Notary of Valencia, Mr. Santiago Mompó Gimeno, with protocol number 223; domiciled in 46002-Valencia, Xátiva street, number 14, 1º-C; registered in the Mercantile Registry of Valencia, volume 9752, book 7034, folio 200, Section 8, sheet V-158.136, 1st entry; and what do you have assigned CIF number B-98610017. ---------------------------------

Value of the shares. ninety five thousand euros ( €95,000.00).------------------------------------------- ------------------------

In consideration, 9,500 UMBRELLA CAPITAL, S.L. shares are awarded, numbers 20,201 to 29,700, both inclusive-----------

Title.- They belong to him by assumption in the deed itself aforementioned foundation. ______

In this sense, the company “CROCODILE INVESTMENT, SLU”, through its representative in this act, declares to be the sole and legitimate owner of the aforementioned shares that make up the entire capital stock of the company, by virtue of the economic contribution made for its constitution.-------------

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3. Three thousand (3,000) numbered shares of the 1 to 3,000, both inclusive, of the company of nationality company called “IM2 ENERGIA SOLAR, SLU”, constituted, for an indefinite period, in a deed granted on the 11th January 2018 before the notary authorizing the present writing, with protocol number 48; domiciled at 46002- Valencia, Xàtiva street, number 14-1º-C; registered in the Registry Mercantil of Valencia, volume 10,434, book 7,715, page 159, sheet No. V-179.821, 1st entry; and who has been assigned the CIF number B-98967714. _________

Value of the shares. Three thousand euros (€3,000.00). ---

In consideration, 300 shares are awarded UMBRELLA CAPITAL, SL, numbers 29,701 to 30,000, both inclusive. ------------------------

Title.- They belong to him by assumption in the deed itself aforementioned foundation.---------------------------------

In this sense, the company “CROCODILE INVESTMENT, SLU”, through its representative in this act, declares to be the sole and legitimate owner of the aforementioned shares that make up the entire capital stock of the company, by virtue of the economic contribution made for its constitution.-----------

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b) Non-monetary contributions. ------------------------------------

The non-monetary contribution is made in full ownership, with all its inherent and accessory rights, and by way of free from all liens, encumbrances or leases, liability or condition.----------------------------------------------- ------------------------

c) Subscription and disbursement. -------------------------------------

Accordingly, it is fully subscribed and paid up the share capital.-------------------------------

d) Tax regime. -------------------------------

It is agreed to submit the contribution of the shares of SOLAR ROCKET, SL, GREENTECH SOLUTIONS, SLU and IM2 ENERGIA SOLAR, SLU, as EXCHANGE OF SECURITIES, to the special tax regime for mergers, spin-offs, asset contributions and regulated exchange of securities in chapter VII of Title VII of Law 27/2014 of 27 November Corporate Tax. Said option will be communicated to the AEAT in the manner regulated established.-----------------

FIFTH.- Determination of the administration system and appointment of administrator. -------------------------------------

The founding member, giving this act the character of a Board General Universal, as the first of the corporate life of the Society already founded, unanimously agrees: -----------------------

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5.1  Administration System. That according to Art. 8 of the Bylaws the administrative body is organized as a Sole Administrator. _____________

5.2  Appointment of administrator. is designated Sole Administrator of the company CROCODILE INVESTMENT, SLU whose essential circumstances are stated in the intervention of this deed, who will exercise the power of representation with all the powers established by law, and with the duration established in Article 8 of the Statutes social.-------------------------------

Said entity, duly represented in the opinion of the Meeting, accepts the position and states that it is not involved in any prohibition, incapacity or incompatibility for its exercise.

It also designates as the natural person in charge of exercising the functions of the position to:-------------------------------------------- --

- Mr. Enrique Selva Bellvis, whose circumstances personal evidence at the appearance of this deed. --------

ACCEPTANCE. The designated one, of the circumstances previously indicated, here present, accepts his position and takes possession of it, agreeing to perform it well and faithfully and declares that it is not involved in any of the prohibitions, disabilities and incompatibilities established in the laws, especially in Law 5/2006, of 10 April, and other complementary and Community Autonomous, since those involved in them will not be able to hold position in this company.-------------------------------

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SIXTH.- Denomination.-------------------------------

Certification from the Mercantile Registry if there is no other company with the same name as the one hereby is constituted remains attached to this matrix to form part of the same.-------------------------------

SEVENTH.- CNAE-------------------------------

In order to record the CNAE as determines article 20 of Law 14/2013 of September 27 of support to entrepreneurs and their internationalization, it becomes certify that the company incorporated herein document will have as CNAE of its main activity the Next: ________

“74.90. Other professional, scientific and techniques”. _____________

EIGHTH.- Authorization. ____________

It is expressly authorized to grant as many complementary or rectification documents as are necessary up to the total Constitution and registration of the Company in all Public Registries, to the Sole Administrator designated to rectify this deed and the Bylaws, to adjust to the qualification verbal or written of the Mercantile Registrar. ------------------------------

The Sole Administrator is expressly empowered designated to carry out all acts and contracts of administration and representation included in the object social, from the date of commencement of operations, both necessary as well as those merely convenient, in the phase prior to registration.--------------------------------------------- ---------

NINTH.- Partial registration. ------------------------------------

In accordance with the provisions of article 63 of the Mercantile Registry Regulations, the grantor requests the partial registration of this deed, in the event of that any of its clauses, or of the facts, acts or businesses contained in it and subject to registration, suffered from some defect, in the opinion of Mr./Mrs. Registrar, that prevents the practice of the same. -------------------

In the event that the registration is suspended or denied, in whole or partially it is expressly requested that the communication to the Notary is done by telematic means to the email address which is in the header. ____

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TENTH.- Electronic processing .--------------------------------

The party interested in this document requires to me, the Notary, so that I DO NOT send electronically to the Mercantile Registry of the domicile of the company authorized copy email of this writing. However, it does require me to electronically request the provisional CIF of the society.------------------------------

Tax declaration.- The founding partner, through its representative in this act, requests from the settlement office note that in accordance with article 3 of Royal Decree Law 13/2010, which modifies the Consolidated Text of the Property Transfer Tax Law and Documented Legal Acts, the constitution of companies is considered as an act subject but EXEMPT from the Tax on Patrimonial Transmissions and Documented Legal Acts. ---

So says and grants the appearing gentleman in my presence, made the legal reservations and warnings and especially: ------

a) It is expressly noted that this deed must be registered in the Mercantile Registry on a mandatory basis (Art. 4 RRM) within the period established in the same (one month from its granting, Art. 83 RRM).------------------------------

b)  That of the prohibition of holding social positions people affected by any of the incompatibilities established by RDL 1/2010 of July 2, which approves the TR of the Capital Companies Law, or by other current legal provisions, to the extent and conditions fixed on them.------------------------------

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c)  And those of a tax nature, in particular and for tax purposes I warn of the tax obligations and responsibilities that are incumbent on the parties in their material, formal and disciplinary measure (within thirty days from the date of formalization of this deed in which there is an obligation to present this document for liquidation for the income tax Patrimonial Transmissions and Documented Legal Acts in the modality of Corporate Operations), and of the consequences of all kinds that would derive from the non-compliance or inaccuracy of your declarations according to the Current legislation.-----------------------

Representation clause. The party interested in This document authorizes and, where necessary, grants a mandate Express to MARTINEZ Y SEGARRA ASESORES, SL, with CIF B-98267552, and address at Calle Colón, number 72, door 9 (46004-Valencia), so that, in his name and representation can present this deed to the administration and how many others have been formalized or are formalized necessary for the registration of the same in the Registry authority, as well as carry out the procedures and declarations that as subjects or taxpayers correspond to them in relation to with the acts contained in the aforementioned deeds, in order to communicate to the administration the data necessary to the liquidation of the taxes that accrue as consequence of such acts, and others of informative content, aimed at qualifying and quantifying the amount to be paid or the amount that results to be compensated or returned, leaving likewise empowered said authorized person/agent to interpose as many resources as are convenient or direct communications to the administration in order to protect the rights of the grantors, as well as to receive from that as many communications and notifications as necessary directed at them. __

The aforementioned representation also extends to the presentation of such deed/s before the public records pertinent in order of their registration. -------------------------

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=== GRANT AND AUTHORIZATION ===

I let you know by word of reservations and warnings legal, as well as that the data collected for the drafting of this deed and its billing and subsequent monitoring, form part of the existing files in the Notary, being used to subsequent referrals of mandatory legal compliance. In compliance with Organic Law 15/1999, of December 13, Protection of Personal Data, the appearing party has been informed that the data collected in this document, will be incorporated into a treatment file automated and non-automated. This information will go to form part of a database necessary to manage the relations with clients and carry out the activities of the Notary, keeping it confidential. The owner of the same may exercise the rights of access, rectification, cancellation and opposition by communication to the headquarters of this Notary located at 46002-Valencia, Calle Roger de Lauria number 20, 1st, 5th. _________

I, the Notary Public, deduce a certified photocopy of the obverse identification document of the grantor, and I incorporate it into the present, authorizing the appearing party to reproduce it in copies of this deed are issued.----------------------------

I warn you of the right you have to read this writing for yourself itself, of the one that does not use, doing it myself, the Notary Public, in its entirety and out loud, with the consent of the appearing party, who sign with me.----------------------------------------------- -------------------

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And I, the Notary, of which the consent has been freely lent and that the granting is appropriate to the legality and the duly informed will of the grantor and of everything else contained in this public instrument spread over ten sheets of paper for exclusive use notary, the present, the previous eight and the following in order Correlative, from the same series, I ATTEST. ---------------------------------

There is the signature of the appearing gentleman. signed. LEWIS

CALABUIG DE LEYVA. Initialed and sealed. ____________________APPLICATION.

TARIFF. Additional Provision 3 - Law 8/1989- of 04-13-89.----------------------------- Basis of Calculation: . Applicable Tariff, numbers: 24. TARIFF DUTIES: (VAT excluded)

DILIGENCE.-Torecordthaton March 27, 2018 Irequest electronically from the State Administration Agency Tax provisional assignment of an Identification Number of the society.-----------------------

Of the entire content of this diligence issued in the this sheet of notarial paper I, the Notary, ATTEST. signed: LUIS CALABUIG DE LEYVA. Initialed and sealed.------------------------

DILIGENCE.- To record that on March 27, 2018, I have received from the State Tax Administration Agency, telematic notification of the Fiscal Identification number of the society, which turns out to be the following B98988819. I incorporate to this matrix, on paper, evidence of electronic communication received.-----------------------

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Of the entire content of this diligence issued in the

This sheet of notarial paper, I, the Notary, ATTEST. signed:

LUIS CALABUIG DE LEYVA. Initialed and sealed. ------------------------

CONNECTED DOCUMENTS FOLLOW

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REGISTRO MERCANTIL CENTRAL

TIPO DE CONSULTA: ACCESO POR DENOMINACION SOCIAL/CIF - DATOS GENERALES
SUJETO CONSULTADO: CROCODILE INVESTMENT SOCIEDAD LIMITADA

DENOMINACION SOCIAL	**CROCODILE INVESTMENT SOCIEDAD LIMITADA**
Registro	VALENCIA
Sección	8
Hoja	156741
Hoja Duplicada	
Cif	B98584089
COMIENZO DE OPERACIONES	08/11/2013
DOMICILIO	
Dirección	C/ XATIVA 14 1C
Municipio	VALENCIA
Provincia	VALENCIA
OBJETO SOCIAL	La Sociedad tiene por objeto y finalidad: 1.- La compraventa de valores y participaciones sociales representativas de los fondos propios de entidadesresidentes y no residentes en el territorio espa|ol, todo ello con la s
CAPITAL (En Mutuas ver tb. OTROS ACTOS en Extracto de Inscripciones)	
Suscrito	283900 €
Desembolsado	283900 €
OBSERVACIONES	

martes, 27 de marzo de 2018 12:28:12 - Página 1

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REGISTRO MERCANTIL CENTRAL

TIPO DE CONSULTA: ACCESO POR DENOMINACION SOCIAL/CIF - ORGANOS DE ADMINISTRACION APODERADOS
SUJETO CONSULTADO: CROCODILE INVESTMENT SOCIEDAD LIMITADA

NUMERO DE INSCRIPCION	FECHA DE INSCRIPCION	APELLIDOS Y NOMBRE	NIF	CARGO
00001	26/11/2013	SELVA BELLVIS ENRIQUE	33458501X	Adm. Unico

LUIS CALABUIG DE LEYVA
NIHIL PRIUS FIDE
Notario de Valencia

martes, 27 de marzo de 2018 12:28:12 - Página 2

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CSV: 12814001-INC-18030552-INR-13218773

Registro Mercantil Central
Sección de Denominaciones

CERTIFICACIÓN NO. 18030552

DON José Miguel Masa Burgos , Registrador Mercantil Central, en base a lo interesado por:
D/Da. CROCODILE INVESTMENT,S.L.U.,
en solicitud presentada al Diario con fecha 19/02/2018, asiento 18031043,

CERTIFICO: Que NO FIGURA registrada la denominación

UMBRELLA CAPITAL, S.L.

En consecuencia, QUEDA RESERVADA DICHA DENOMINACIÓN a favor del citado interesado, por el plazo de seis meses desde la fecha que a continuación se indica, conforme a lo establecido en el artículo 412.1 del reglamento del Registro Mercantil.

Madrid, a Veinte de Febrero de Dos Mil Dieciocho.

EL REGISTRADOR,

La precedente certificación aparece suscrita por el Registrador antes expresado, con su firma electrónica reconocida, creada y desarrollada al amparo del artículo 108 y siguientes de la Ley 24/2001 de 27 de diciembre y disposiciones concordantes.
El presente documento podrá verificarse utilizando el CSV arriba indicado en la URL http://www.rmc.es/csv

* NOTA.- Esta certificación tendrá una vigencia, a efectos de otorgamiento de escritura, de TRES MESES contados desde la fecha de su expedición, de conformidad a lo establecido en el art. 414.1 del Reglamento del Registro Mercantil.

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LUIS CALABUIG DE LEYVA
NIHIL PRIUS FIDE
Notario de Valencia

NIHIL PRIUS FIDE
COLEGIOS NOTARIALES DE ESPAÑA

DOCUMENTO NACIONAL DE IDENTIDAD
ESPAÑA
SELVA
BELLVIS
ENRIQUE
M ESP
11 02 1976
AIT119156
28 03 2021
DNI NUM.
33458501X

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TX5030127

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ESTATUTOS DE LA COMPAÑÍA MERCANTIL "UMBRELLA CAPITAL, S.L."

TITULO I.- DENOMINACIÓN, OBJETO, DURACIÓN Y DOMICILIO DE LA SOCIEDAD.

Artículo 1º.- DENOMINACIÓN.- Con el nombre de **"UMBRELLA CAPITAL, S.L."**, se constituye una Sociedad de Responsabilidad Limitada, de carácter mercantil y nacionalidad española, que se regirá por los presentes Estatutos y demás disposiciones legales aplicables.

Artículo 2º.- OBJETO SOCIAL.- La sociedad tendrá por objeto social el siguiente (CNAE actividad principal 74.90. Otras actividades profesionales, científicas y técnicas):

a) La adquisición, distribución y venta de material eléctrico y electrónico para el desarrollo de proyectos energéticos renovables.

b) La promoción, diseño, construcción, explotación y compraventa de plantas solares fotovoltaicas o de otras energías renovables y la creación y participación en empresas y sociedades relacionadas con las energías renovables.

c) La suscripción, adquisición derivativa, tenencia, disfrute, administración o enajenación de valores mobiliarios, acciones y participaciones sociales, excepto aquellas actividades sometidas a legislación especial, mediante la correspondiente organización de medios materiales y personales.

d) La prestación, a las sociedades en las que participe y a terceros, de servicios de consultoría, investigación de mercado, asesoramiento y asistencia técnica en relación con la administración y gestión de las entidades y de sus recursos humanos y materiales, con su estructura financiera o con sus

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LUIS CALABUIG DE LEYVA
NIHIL PRIUS FIDE
Notario de Valencia

procesos técnicos, productivos o de comercialización.

Las actividades integrantes del objeto social podrán ser desarrolladas, total o parcialmente, de modo indirecto, mediante la titularidad de acciones o participaciones en sociedades con objeto idéntico o análogo a los enunciados y tanto en España como en el extranjero, así como desarrollarse en relación con entidades que sean residentes o no en territorio español.

Se excluye expresamente toda actividad que, por una u otra razón, no sea lícita o posible.

Quedan excluidas del objeto social todas aquellas actividades para cuyo ejercicio la ley exija requisitos especiales que no queden cumplidos por esta sociedad.

Si las disposiciones legales exigiesen para el ejercicio de algunas de las actividades enumeradas algún título y/o cualificación profesional o autorización administrativa o su inscripción en Registros públicos, dichas actividades se realizarán por medio de personas que ostenten dicha titulación/o cualificación contratadas por la sociedad, y en su caso, no podrán iniciarse las actividades antes de que se hayan cumplido los requisitos administrativos exigidos.

Aun en el caso de que alguna de las actividades comprendidas en el objeto social pueda desarrollarse también de modo profesional (en la forma definida por la legislación especial de sociedades profesionales), esta sociedad no tiene la voluntad de actuar directamente como tal profesional, sino que actuará por medio de persona que ostente la titulación adecuada, que procederá pues en su propio nombre, sin perjuicio de que sea esta sociedad la que le proporcione los medios necesarios.

Artículo 3º.- DURACIÓN.- La sociedad tendrá duración indefinida y dará comienzo a sus operaciones el día del otorgamiento de la escritura de constitución, salvo en cuanto a las actividades que requieran título administrativo habilitante o autorización administrativa previa, que no comenzarán hasta la obtención del mismo.

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Artículo 4º.- **DOMICILIO.-** El domicilio social se fija en 46002-Valencia, calle Xàtiva número 14, 1º, C.

TITULO II.- CAPITAL SOCIAL, PARTICIPACIONES Y SU TRANSMISIÓN Y RÉGIMEN.

Artículo 5º.- **CAPITAL SOCIAL.-** El capital social de la compañía se fija en la cantidad de **trescientos mil euros (300.000,00 €)**, dividido en **treinta mil (30.000)** participaciones sociales de **diez euros (10,00 €)** de valor nominal cada una, acumulables e indivisibles, que no podrán incorporarse a títulos negociables ni denominarse acciones, y numeradas correlativamente del **1** al **30.000**, ambos inclusive.

El capital social está totalmente suscrito y desembolsado.

Artículo 6º.- **TRANSMISIÓN DE PARTICIPACIONES.**

A.- VOLUNTARIAS POR ACTOS "INTER VIVOS".- Si alguno de los socios quiere transmitir todo o parte de sus participaciones sociales por actos intervivos a persona extraña a la sociedad, debe comunicarlo por escrito al órgano de administración, quien lo notificará a los demás socios en el improrrogable plazo de quince días. Los socios podrán optar a la compra dentro de los treinta días siguientes al de la notificación, manifestándolo por escrito. Si son varios los que deseen adquirir la participación o participaciones, se distribuirá entre todos ellos a prorrata de sus respectivas partes sociales. En el supuesto de que ningún socio ejercite este derecho, la Sociedad podrá adquirir esas participaciones en el plazo de otros treinta días, para ser amortizadas previa reducción del capital social. Transcurrido este último plazo sin que la sociedad haya decidido adquirir las participaciones, el socio quedará libre para transmitirlas en la forma y a las personas que tenga por conveniente. Para el ejercicio del derecho de tanteo que se establece en este artículo en favor de los socios y de la sociedad, se estará a lo dispuesto en la normativa aplicable a las Sociedades de Responsabilidad Limitada.

En todo caso, la transmisión de participaciones deberá formalizarse en

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LUIS CALABUIG DE LEYVA
Notario de Valencia

documento público.

Será libre la transmisión entre socios, así como a favor del cónyuge, descendientes o ascendientes del socio o a favor de otras sociedades pertenecientes al mismo grupo que la transmitente.

B.- MORTIS CAUSA.- Será libre toda transmisión *mortis causa* de participaciones sociales, sea por vía de herencia o legado en favor de otro socio, en favor de cónyuge, ascendiente o descendiente del socio.

Fuera de estos casos, en las demás transmisiones *mortis causa* de participaciones sociales los socios sobrevivientes, y en su defecto la Sociedad, gozarán de un derecho de adquisición preferente de las participaciones sociales del socio fallecido, apreciadas en el valor razonable que tuvieren el día del fallecimiento del socio y cuyo precio se pagará al contado; tal derecho deberá ejercitarse en el plazo máximo de tres meses a contar desde la comunicación a la Sociedad de la adquisición hereditaria.

A falta de acuerdo sobre el valor razonable de las participaciones sociales o sobre la persona o personas que hayan de valorarlas y el procedimiento a seguir para su valoración, las participaciones serán valoradas en los términos previstos en la normativa aplicable a las Sociedades de Responsabilidad Limitada.

Transcurrido el indicado plazo, sin que se hubiere ejercitado fehacientemente ese derecho, quedará consolidada la adquisición hereditaria.

C.- TRANSMISIÓN FORZOSA.- En estos supuestos será de aplicación lo dispuesto en la Ley de Sociedades de Capital.

TITULO III.- ÓRGANOS SOCIALES.

Artículo 7º.- JUNTA GENERAL.- Los socios, reunidos en Junta General, decidirán por la mayoría legal en los asuntos propios de la competencia de la Junta.

La Junta General se regirá por lo dispuesto en la Ley, a salvo las

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siguientes normas:

1.- Convocatoria.- La Junta General será convocada por cualquier procedimiento de comunicación, individual y escrita, que asegure la recepción del anuncio por todos los socios en el domicilio designado al efecto o en el que conste en el Libro-registro de socios, y con las condiciones que exija la normativa aplicable a las sociedades de responsabilidad limitada.

Se exceptúan los casos de fusión, cesión global y escisión de sociedades, en los que se estará a lo dispuesto en la Ley para estos supuestos.

La convocatoria de junta para la transferencia o traslado del domicilio social al extranjero se ajustará a lo dispuesto en la ley aplicable.

Los socios que residan en el extranjero sólo serán individualmente convocados si hubieran designado un lugar del territorio nacional para notificaciones.

2.- Representación.- El socio podrá hacerse representar en la junta general por su cónyuge, ascendiente o descendiente, por otro socio, por persona que ostente poder general conferido en documento público con facultades para administrar todo el patrimonio que el representado tuviere en territorio nacional o por cualquier persona con poder otorgado en documento privado, por escrito, especial para cada junta.

La representación deberá conferirse por escrito. Si no constare en documento público, deberá ser especial para cada junta.

La representación comprenderá la totalidad de las participaciones de que sea titular el socio representado.

3.- Forma de deliberar y tomar acuerdos.- El Presidente, tras dar lectura al orden del día, dirigirá las deliberaciones sobre cada uno de los puntos que lo integren, de acuerdo con dicho orden del día. Dará uso de la palabra a los socios que así lo pidan, por orden correlativo. Después de su intervención, cada socio tendrá derecho a un turno de réplica. Acabada la discusión sobre un punto concreto se procederá a la votación sobre el mismo.

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Artículo 8º.- **ÓRGANO DE ADMINISTRACIÓN.-** La administración y representación de la sociedad se podrá confiar alternativamente:

1.- A un Administrador Único.

2.- A varios administradores que actúen solidariamente, con un mínimo de dos y un máximo de doce.

3.- A varios administradores que actúen conjuntamente, con un mínimo de dos y un máximo de doce.

4.- Un Consejo de Administración, integrado por un mínimo de tres y un máximo de doce miembros, al que corresponderá la representación de la sociedad en forma colegiada.

La Junta General podrá optar alternativamente por cualquiera de ellos, sin necesidad de modificación estatutaria, cuyo acuerdo se consignará en escritura pública y se inscribirá en el Registro Mercantil.

La Junta podrá nombrar suplentes de los Administradores, para el caso de que cesen por cualquier causa uno o varios de ellos.

La duración del cargo de administrador será por tiempo indefinido.

El cargo de administrador será gratuito.

Artículo 9º.- **REPRESENTACIÓN DE LA SOCIEDAD.**

1.- Ámbito.- La representación del Órgano de Administración se extenderá a todos los actos comprendidos en el objeto social delimitado en los Estatutos, estándole atribuidas todas cuantas facultades no se hallen expresamente encomendadas a la Junta de socios por estos estatutos o por la Ley. A título enunciativo y no limitativo, corresponderán al órgano de administración, las siguientes facultades especiales:

a) Autorizar con su firma la correspondencia.

b) El uso de la firma social, la dirección del giro y tráfico mercantil de la empresa y su administración; ejercer el comercio; comerciar, dirigir y administrar negocios mercantiles e industriales, y, en general, realizar cualesquiera actos relativos al tráfico mercantil; retirar y remitir géneros, envíos

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y giros.

c) Administrar en los más amplios términos, bienes muebles e inmuebles; ejercitar y cumplir toda clase de derechos y obligaciones; rendir, exigir y aprobar toda clase cuentas; firmar y seguir correspondencia; hacer y retirar giros y envíos, formular reclamaciones por pérdidas, mermas o averías, y percibir las indemnizaciones correspondientes; constituir, modificar o extinguir contratos de todo tipo, particularmente de arrendamiento, de traspaso de local de negocio, "leasing", aparcería, seguro, ejecución de obra, y transporte de cualquier clase; concurrir a concursos y subastas de obras, servicios, y suministros de particulares y entidades públicas y privadas y celebrar los contratos correspondientes; desahuciar inquilinos, arrendatarios, aparceros, colonos, porteros, precaristas, y todo género de ocupantes; asistir con voz y voto a juntas de regantes, propietarios, consocios, condueños y demás titulares, de acreedores en procedimientos concursales o de cualquier clase; contratar, modificar, rescindir y liquidar seguros de todas clases.

d) Disponer, enajenar, gravar adquirir y contratar, activa o pasivamente, respecto de toda clase de bienes, muebles, inmuebles, derechos reales y personales, acciones y obligaciones, cupones, valores y cualesquiera efectos públicos o privados; y en tal sentido, con las condiciones, y por el precio de contado, confesado o aplazado que estime pertinentes, ejercitar, otorgar, conceder, resolver y rescindir, compraventas, aportaciones, rescates, permutas, cesiones en pago y para pago, amortizaciones, rescates, subrogaciones, retractos, tanteos, opciones, agrupaciones, segregaciones, parcelaciones y reparcelaciones, divisiones, incluso en régimen de propiedad horizontal, declaraciones de obra nueva y obra derruida, deslindes, amojonamientos, cartas de pago, fianzas, avales, transacciones, compromisos y arbitrajes; constituir, reconocer, aceptar, ejecutar, transmitir, dividir, modificar, posponer, extinguir y cancelar, total o parcialmente, háyase o no cumplido la obligación asegurada, prendas, hipotecas, anticresis, condiciones y toda clase

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de limitaciones o garantías, usufructos, servidumbres, censos, derechos de superficie y vuelo, y en general, cualesquiera derechos personales y reales.

e) Reconocer deudas y aceptar créditos; hacer y recibir préstamos; pagar y cobrar cantidades; hacer efectivos libramientos; dar o aceptar bienes en o para pago; otorgar transacciones, compromisos y renuncias; avalar y afianzar a terceros, tanto si hay cofiadores como si no los hay; tomar cuentas a quienes deban rendirlas y aprobarlas o impugnarlas; reconocer, aceptar, pagar, reclamar y cobrar cualesquiera deudas y créditos por capital, intereses, dividendos y amortizaciones; firmas cartas de pago, recibos, saldos, conformidades o resguardos, con relación a cualquier persona o entidad, pública o privada, incluso el Estado, Comunidad Autónoma, Provincia o Municipio, y, particularmente, Delegaciones de Hacienda, donde se extenderán estas facultades a realizar cobros, pagos o consignaciones, aceptar liquidaciones, impugnarlas, cobrar libramientos, desgravaciones fiscales, ingresos indebidos u otros conceptos. Intervenir en suspensiones de pagos, concursos, quiebras, juntas y reuniones particulares y judiciales; aprobar quitas y esperas, nombramientos de síndicos, comisarios, depositarios y administradores, y el reconocimiento y graduación de créditos.

f) Constituir, dividir, modificar, extinguir y cancelar, total o parcialmente, comunidades de todas clases, incluso en régimen de propiedad horizontal, fijando cuotas y normas reguladoras de la comunidad de propietarios.

Dividir bienes comunes, extinguiendo, disolviendo, y liquidando comunidades de bienes, adjudicando bienes a cada comunero, incluso con facultad para hacer excesos de adjudicación.

g) Constituir, modificar, prorrogar y rescindir, toda clase de sociedades. Ejercitar todos los derechos y obligaciones inherentes a la cualidad de socio. Nombrar, aceptar y desempeñar cargos en ellas e intervenir en sus juntas. Aportar bienes a las mismas, de cualquier clase que sean, muebles o inmuebles.

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h) Operar con Cajas Oficiales, Cajas de Ahorros y Bancos, incluso el de España y sus sucursales, haciendo todo cuanto la legislación y prácticas bancarias permitan. Seguir, abrir y cancelar cuentas y libretas de ahorro, cuentas corrientes y de crédito y cajas de seguridad. Librar, aceptar, avalar, endosar, cobrar, intervenir y negociar letras de cambio y otros efectos. Comprar, vender, canjear y pignorar valores y cobrar sus intereses, dividendos y amortizaciones. Concertar pólizas de crédito y préstamos ya sean personales o con cualquier clase de garantía personal, pignoraticia o hipotecaria.

Modificar, transferir, cancelar, retirar y constituir depósitos de efectivo o valores, provisionales o definitivos.

i) Instar actas notariales de todas clases; promover y seguir expedientes de dominio y de liberación de cargas; solicitar asientos en Registros de la Propiedad y Mercantiles, hacer, aceptar y contestar notificaciones y requerimientos notariales.

j) Comparecer ante Centros y Organismos del Estado, Autonomías, Provincia y Municipio, Jueces, Tribunales, Fiscalías, Sindicatos, Delegaciones, Comités, Juntas, Jurados y Comisiones, y en ellos, instar, seguir y terminar como actor, demandado, o en cualquier otro concepto, toda clase de expedientes, juicios y procedimientos, civiles, penales, administrativos, contencioso-administrativos, gubernativos, laborales, de todos los grados, jurisdicciones e instancia; elevando peticiones y ejerciendo acciones y excepciones en cualquiera procedimiento, trámites y recursos, incluso de casación; y prestar, cuando se requiera, la ratificación personal.

m) Solicitar de los poderes públicos, autoridades, centros y oficinas, la obtención de toda clase de privilegios, concesiones y subvenciones, así como retirar de Organismos del Estado, Provincia y Municipio, y Entes Autonómicos, así como de los privados, cualesquiera cantidades que a la sociedad se le adeuden por el concepto que fuere.

n) Nombrar y separar todo el personal administrativo y laboral de la

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sociedad, organizar y reglamentar sus servicios y contratar y resolver toda clase de seguros relacionados con el objeto social; celebrar contratos de trabajo, colectivos o individuales; acordar despidos, con o sin indemnización, y ejercitar los derechos y cumplir las obligaciones patronales de la poderdante.

p) Otorgar y firmar en nombre de la sociedad las escrituras, contratos y documentos públicos y privados, civiles y mercantiles o de cualquier otro orden, que a la sociedad interesen.

q) Rectificar, subsanar, aclarar o complementar de cualquier forma los actos, documentos o escrituras públicas en que haya intervenido el mandante o que se hayan realizado en ejecución de este poder.

r) Otorgar poderes con el alcance que se estime conveniente y revocarlos. En tales poderes podrá conceder a los apoderados facultades de subapoderamiento y sustitución y ello con carácter sucesivo, de forma que los subapoderados puedan a su vez, en sucesión indefinida, volver a subapoderar.

s) Otorgar y firmar en nombre de la sociedad las escrituras, contratos y documentos públicos y privados, civiles y mercantiles o de cualquier otro orden, que a la sociedad interesen.

t) Ejecutar los acuerdos sociales.

La enumeración de las facultades anteriores no constituye ampliación indirecta del objeto social sino mera autorización anticipada para la realización ocasional de tales actos.

2.- El poder de representación corresponderá:

- En el caso de Administrador Único, necesariamente a éste.

- En el caso de varios Administradores Solidarios, corresponde a cada Administrador.

- En el caso de varios Administradores conjuntos o mancomunados, el poder de representación se ejercerá conjuntamente por todos ellos.

<u>Artículo 10º.-</u> CONSEJO DE ADMINISTRACIÓN.

Cuando la administración recaiga en un Consejo de Administración, se

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observarán las siguientes reglas:

(a) El Consejo de Administración estará integrado por un número de Administradores o Consejeros que, en cada momento acuerde la Junta General, y que no podrá ser inferior a tres ni superior a doce. Su nombramiento compete exclusivamente a la Junta General.

(b) El Consejo de Administración designará un Presidente y un Secretario y en su caso, un Vicepresidente y un Vicesecretario que sustituyan a aquellos en caso de ausencia o imposibilidad por cualquier causa. El Secretario y el Vicesecretario podrán tener o no la cualidad de Consejeros, en cuyo caso tendrán voz pero no voto.

(c) El Consejo de Administración se reunirá siempre que lo disponga su Presidente o lo pida uno de sus miembros, siendo preceptivo el que lo haga al menos una vez al trimestre. También se reunirá cuando lo convoque al menos un tercio de los miembros del Consejo en los términos del artículo 246-2 de la LSC, en cuyo caso se convocará por aquél para reunirse dentro de los CINCO (5) días siguientes a la recepción de la petición. La convocatoria se hará por escrito dirigido personalmente a cada Administrador, con una antelación mínima de TRES (3) días de la fecha de la reunión.

(d) Las reuniones del Consejo de Administración se celebrarán en las oficinas del domicilio social de la Sociedad o en cualquier otro lugar que el Presidente del Consejo de Administración considere apropiado. Asimismo, también podrán celebrarse en varias salas o lugares conectados mediante videoconferencia, considerándose como asistentes a la sesión a todos los administradores que, presentes o por representación, participen en la videoconferencia. La participación por dichos medios equivaldrá a la participación en persona a dicha reunión del Consejo de Administración. Los acuerdos se considerarán adoptados en el lugar donde esté la Presidencia.

La votación por escrito y sin sesión será válida si ningún Consejero se opone a ello.

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(e) No será necesaria la previa convocatoria si están presentes o representados todos los Consejeros en los mismos términos que la Junta Universal. El Consejo quedará válidamente constituido cuando concurran a la reunión, presentes o representados, la mitad más uno de sus miembros. En caso de número impar de Consejeros, la mitad se determinará por defecto. La representación de un Consejero en las Sesiones que celebre el Consejo de Administración, que siempre será conferida con carácter especial para cada una de ellas y en favor de otro Consejero, se conferida con carácter especial para cada una de ellas y a favor de otro Consejero, se conferirá mediante poder notarial o escrito firmado por él y dirigido al Presidente.

(f) En la reunión actuarán de Presidente y Secretario los titulares de dichos cargos en el Consejo o quienes los sustituyan conforme a la letra b) de este artículo o, en su defecto, los que sean designados al comienzo de la reunión por los Consejeros concurrentes. El Presidente dirigirá las deliberaciones en los mismos términos que el de la Junta General. Los acuerdos se adoptarán, salvo lo establecido en el párrafo siguiente, por mayoría absoluta de los asistentes a la reunión; en caso de empate, decidirá el voto del Presidente, al que se atribuye calidad dirimente.

(g) El Consejo de Administración podrá designar en su seno una comisión ejecutiva o uno o más Consejeros Delegados, sin perjuicio de los apoderamientos que pueda conferir el Consejo de Administración a cualquier persona. La delegación permanente de algunas o todas las facultades legalmente delegables en uno o varios Consejeros Delegados y la designación de los administradores que hayan de ocupar tales cargos requerirá para su validez el voto favorable de las dos terceras partes de los componentes del Consejo de Administración, y no producirán efecto alguno hasta su inscripción en el Registro Mercantil. En ningún caso serán objeto de delegación las facultades a que hace referencia el artículo 249 bis de la LSC.

(h) Las discusiones y acuerdos del Consejo se llevarán a un Libro de

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Actas, las cuales serán firmadas por el Presidente y el Secretario. La ejecución de los acuerdos corresponderá al Secretario y, en su caso, al Vicesecretario, sean o no Administradores, al Consejero que el propio Consejo designe o al apoderado con facultades para ejecutar y elevar a público los acuerdos sociales.

TITULO IV. EJERCICIOS SOCIALES Y CUENTAS ANUALES.

Artículo 11º.- Los ejercicios sociales comienzan el uno de enero y terminan en treinta y uno de diciembre de cada año.

Por excepción, el ejercicio social correspondiente al año en que la sociedad se constituye, comenzará en la fecha en que inicie sus operaciones.

Al cerrar cada ejercicio social, se formarán las cuentas anuales, que comprenderán el balance, la cuenta de pérdidas y ganancias, un estado que refleje los cambios en el patrimonio neto del ejercicio, un estado de flujos de efectivo y la memoria.

TITULO V. DISOLUCIÓN Y LIQUIDACIÓN.

Artículo 12º.- La sociedad se disolverá por las causas previstas en la Ley de Sociedades de Capital y demás legislación aplicable.

Artículo 13º.- Disuelta la sociedad, se abrirá el periodo de liquidación, que se regirá por lo dispuesto en la Ley.

TITULO VI.

Artículo 14º.- Cualquier duda o diferencia que surja entre los socios a causa de la interpretación de estos Estatutos o en el ejercicio de los derechos y obligaciones dimanantes de este contrato de sociedad, se someterá al laudo arbitral de la forma que se expresa en la Legislación vigente, salvo los casos en que por la Ley se establezca procedimientos especiales por carácter imperativo.

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<u>Artículo 15º.-</u> Los socios fundadores hacen renuncia expresa de cualquier fuero que hoy o en lo sucesivo pudiera corresponderles, en favor de los Juzgados y tribunales del domicilio social de la compañía, o del que, en cada caso, pudiera corresponder con arreglo a la legislación aplicable a las Sociedades de Responsabilidad Limitada.

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Servicio Telemático de Solicitud de NIF del Consejo General del Notariado y la Agencia Estatal de la Administración Tributaria

Nº Expediente AEAT
2018C3698880182A

COMUNICACIÓN ACREDITATIVA DEL NÚMERO DE IDENTIFICACIÓN FISCAL

La presente comunicación ha sido remitida por la Agencia Estatal de la Administración Tributaria.

Este documento tiene plena validez para acreditar su Número de Identificación Fiscal (NIF).

El Número de Identificación Fiscal (NIF) que figura en la presente comunicación podrá ser comprobado en la página web de la Agencia Tributaria (www.agenciatributaria.es), accediendo a Oficina Virtual / Otros Trámites / Certificaciones Tributarias y, en el grupo de servicios sin certificado de usuario, seleccionando el servicio de Comprobación de la autenticidad de las Tarjetas de Identificación Fiscal con código electrónico. Para ello la propia Agencia Tributaria le remitirá próximamente, por correo ordinario y al domicilio fiscal de la sociedad, una notificación que contiene la Tarjeta de Identificación Fiscal con el código electrónico necesario para efectuar la verificación correspondiente de la validez de la certificación.

El NIF que le ha sido asignado tiene carácter provisional. En breve plazo recibirá, en su domicilio fiscal, en papel, el documento identificador de la tarjeta acreditativa.

Le recordamos que tiene la obligación de aportar la documentación pendiente necesaria para la asignación del NIF definitivo. Una vez cumplidos los trámites administrativos pertinentes, el NIF definitivo le será remitido al domicilio fiscal de la sociedad.

Recuerde que debe incluir su NIF en todos los documentos de naturaleza o con trascendencia tributaria que expida como consecuencia del desarrollo de su actividad, así como en todas las autoliquidaciones, declaraciones, comunicaciones o escritos que presente ante la Administración Tributaria.

NIF Provisional
B98988819

Fecha de expedición del NIF Provisional	**27/03/2018**
Administración de la AEAT	**VALENCIA - VALENCIA-NORTE**
Razón o denominación social	**UMBRELLA CAPITAL, S.L.**
Domicilio social	**XATIVA, 14 1 C - 46002 Valencia (Valencia)**
Domicilio fiscal	**XATIVA, 14 1 C - 46002 Valencia (Valencia)**
Código electrónico justificante de la presentación de solicitud de NIF Provisional	**47QSQHM7P7TUWQCE**
Número y fecha del documento notarial en el que se constituye la sociedad	**398, 27/03/2018**

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IT IS A SIMPLE EXACT ELECTRONIC COPY of its matrix, where it is noted. I, the notary authorizing the document, issue it in accordance with article 110.1 of Law 24/2001, for referral TO THE INTERESTED PARTY. This COPY is only valid for the specific purpose for which it was requested, and that is FOR YOUR COMPUTER FILES. In VALENCIA, on the third of April of the year two thousand and eighteen.

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